EXHIBIT (10)(P)(2)


                     FIRST AMENDMENT TO FINANCING AGREEMENT
                     --------------------------------------

      THIS FIRST AMENDMENT TO FINANCING AGREEMENT (the First Amendment), is executed in the place(s) and on the date(s) stated below, between GLAMOURETTE FASHION MILLS, INC. (Borrower), a corporation organized and existing under the laws of the State of Delaware duly authorized to do business in the Commonwealth of Puerto Rico; and BANCO POPULAR DE PUERTO RICO (the Bank), a banking corporation organized and existing under the laws of the Commonwealth of Puerto Rico.


                                   WITNESSETH
                             ------------------
      WHEREAS, Borrower and the Bank are parties to a certain Financing Agreement dated as of June 1, 1995 and executed under Affidavit number 16,053 before Notary Public Luis E. Lopez Correa (the Agreement);

      WHEREAS, Borrower and the Bank desire to amend the Agreement;

      NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained, the parties hereto agree as follows:

1. Any term not otherwise herein defined shall have the respective meaning accorded to such term under the Agreement as amended. Any reference to the Agreement shall be deemed to be a reference to the Agreement as hereby amended.

2. Section 1 of the Agreement is amended to add the following definitions:
      (i) LIBOR RATE - shall mean as of any particular Interest Pricing Date, the offered quotation for the rate of interest (expressed out to the third decimal place and truncated thereafter) on three-month deposits of United States dollars in the London Interbank Market, as published by Telerate Systems, Inc.) at approximately 9:00 a.m. (Eastern Standard time) on such date. If, as of any Interest Pricing Date, LIBOR cannot be ascertained on the foregoing basis, such rate shall be the offered quotation to leading banks in the London Interbank Market for three-month deposits of United States Dollars at 9:00 a.m. (Eastern Standard time) on the date in question.

3. Section 3 of the Agreement is amended to include a third term loan in the principal sum of $579,677.51 (the Third Term Loan) which the Bank has agreed to advance to Borrower. Principal on the Third Term Loan shall be payable in fifty nine (59) equal, consecutive and monthly installments in the principal sum of $9,622.00 each, plus accrued interest, and a final payment on the 60th installment for the pending balance of $9,619.51, plus accrued interest.

      The Second Term Loan shall be used by Borrower to finance the acquisition of machinery and equipment related to the upcoming expansion to the plant.

4. The Third Term Loan shall be evidenced by a Promissory Note (the Third Promissory Note) to be issued and delivered concurrently with the disbursement of the Second Term Loan. Borrower shall pay interest on the outstanding balance of the Third Term Loan since its disbursement date at a fluctuating rate equivalent to 1.75% over the cost to the Bank of funds at the Libor Rate. Provided that the cost to the Bank of funds at the Libor Rate shall be revised and determined exclusively by the Bank and notified to Borrower.

5. Section 3.03 is amended to establish that Borrower shall pay to the Bank, upon the execution of this First Amendment, an additional commitment fee equivalent to 1/2% of the total principal amount of Term Loan 3.

6. The payment of all obligations arising from the Third Term Loan and from the Agreement shall be secured by the collateral and by an additional chattel mortgage note in the principal sum of $579,677.51 subscribed and delivered in pledge by Borrower on this same date.

7. Except as expressly amended and modified hereby, the Agreement shall continue to be and shall remain in full force and effect in accordance with its terms. The appearing parties expressly and affirmatively state that it is their intention that the First Amendment shall not constitute in any manner the novation of the original Agreement nor of any of the legal instruments related thereto. Borrower hereby agrees that the Loan Documents shall remain in full force and effect and the Collateral security provided therein shall be made extensive to all of Borrower's indebtedness under the Agreement as hereby amended by the First Amendment.

      IN WITNESS WHEREOF, the parties execute this First Amendment in the place and on the date(s) mentioned herein below.


BANCO POPULAR DE PUERTO RICO


/s/  Sylma Eileen Suarez Correa
---------------------------------------
By:  Sylma Eileen Suarez Correa
     Authorized Officer


GLAMOURETTE FASHION MILLS, INC.

/s/ Lou Wenisch
--------------------------------------
By:  Lou Wenisch
     Authorized Officer

AFFIDAVIT NUMBER: 16,665

      Subscribed to before me by Mr. Lou Wenisch, of legal age, married, executive and resident of Murfreesboro, Tennessee, as Authorized Officer of GLAMOURETTE FASHION MILLS, INC.; and Mrs. Sylma Eileen Suarez Correa, of legal age, married, banker, and resident of San Juan, Puerto Rico, as Authorized Officer of BANCO POPULAR DE PUERTO RICO, both personally known to me in San Juan, Puerto Rio, this 16th day of September, 1996.


                                       /s/  Luis E. Lopez Correa

                                       -------------------------------
                                       NOTARY PUBLIC

                           CHATTEL MORTGAGE NOTE
                  ---------------------------------------

AMOUNT:  $579,677.51
MATURITY: ON DEMAND

      FOR VALUE RECEIVED, the undersigned unconditionally promises to pay to the order of BANCO POPULAR DE PUERTO RICO, ON DEMAND, THE PRINCIPAL SUM OF FIVE HUNDRED SEVENTY SEVEN DOLLARS AND FIFTY ONE CENTS ($579,677.51) in lawful money of the United States of America, with interest thereon from the date hereof and until payment in full at a fluctuating annual rate equivalent to the rate of interest published in general circulation newspapers such as The Wall Street Journal as the base rate charged by the largest commercial banks in the United States of America (the Prime Rate). Provided, that in the event of more than one such published rate on any given en date, the highest of such rates that legally may be charged to the undersigned in accordance with the applicable laws and regulations shall apply. Changes in the interest rate will be effective on the announced effective date of any change in the Prime Rate subject to applicable laws and regulations.

      In the event of recourse to the courts to enforce collection of the whole or any portion of the amount of this note, the undersigned agrees to pay at the time of filing of proceedings to enforce collection the liquidated amount of FIFTY EIGHT THOUSAND DOLLARS ($58,000.00) to cover court costs, expenses and reasonable attorneys' fees.

      Payment of this note has been secured by a chattel mortgage lien on the personal property described in affidavit number 16,668, executed on this same date before Notary Public Luis E. Lopez Correa.

      Presentation for payment, protest, notice of default or nonpayment as well as any statute of limitations that may benefit the undersigned are hereby expressly waived.

      San Juan, Puerto Rico, this 16th day of September, 1996.

GLAMOURETTE FASHION MILLS, INC.

/s/ Lou Wenisch
---------------------------------
Lou Wenisch
Authorized Officer

AFFIDAVIT NUMBER  16,667

Subscribed to before me by Mr. Lou Wenisch, of legal age, married, executive and resident of Murfreesboro, Tennessee, in his capacity as Authorized Officer of GLAMOURETTE FASHION MILLS, INC., personally known to me at San Juan, Puerto Rico, this 16th day of September, 1996.

/s/ Luis E. Lopez Correa
---------------------------------
Notary Public

                                CHATTEL MORTGAGE
                          -------------------------------

      THIS CHATTEL MORTGAGE (the Mortgage) made and granted this 16th day of September, 1996 by GLAMOURETTE FASHION MILLS, INC. (Employer's Social Security Number 02-033-3517) (hereinafter referred to as the Mortgagor), a corporation organized and existing under the laws of the State of Delaware, duly authorized to do business in the Commonwealth of Puerto Rico, with principal offices in Quebradillas, Puerto Rico, represented herein by is Authorized Officer, MISTER LOU WENISCH, of legal age, married, executive and a resident of Murfreesboro, Tennessee, to and in favor of BANCO POPULAR DE PUERTO RICO (Employer's Social Security Number 66-01705278) (Mortgagee), a banking corporation organized under the laws of the Commonwealth of Puerto Rico, with principal offices at Popular Center Building in the Hato Rey Ward of the Municipality of San Juan, Puerto Rico, represented herein by its Authorized Officer, MRS. SYLMA EILEEN SUAREZ CORREA, of legal age, married, a banker and a resident of San Juan, Puerto Rico.

                                   WITNESSETH
                               -------------------

      That the said Mortgagor hereby mortgages in favor of the Mortgagee, and hereby creates a mortgage lien upon all of the personal property described in Schedule A (the Mortgaged Property) attached hereto and made a part hereof and located at State Road 113, Km. 10.9, Quebradillas, Puerto Rico, now in the possession of the Mortgagor and with a value of $579,677.51.

      The Mortgage is given and granted as security for the payment to the Mortgagee, of a mortgage note of even date herewith issued to is order, in the principal amount of $579,677.51, payable on demand (the Mortgage Note), bearing interest at a fluctuating annual rate equivalent to the rate of interest published in general circulation newspapers such as The Wall Street Journal as the prime rate charged by the principal commercial banks in the City of New York, New York (the Prime Rate). A certified photocopy of the Mortgage Note is attached hereto and made a part hereof as Schedule B.

      All the terms conditions and stipulations set forth in the Mortgage Note are made a part of the Mortgage. Upon the occurrence of an event of default of Borrower under the Mortgage, the Mortgage Note or any obligation for which the Mortgage Note shall have been pledged, and such event of default shall continue after any applicable grace, notice or cure period, the obligation hereby secured shall become due and payable, and in any such event the Mortgagee shall be entitled to take recourse to the courts to obtain payment of the amounts owed and/or to foreclose the Mortgage.

      The Mortgagor and the Mortgagee further agree, covenant and stipulate as follows:

1. The mortgage shall at all times constitute security to the person therein designated as payee, and said security shall at all time inure to the benefit of the holder or holders of the Mortgage Note, and the heirs, executors, administrators and assigns of the person in the Mortgage Note designated as payee, and/or the heirs, executors, successors, administrators and assigns thereof.

2. The Mortgage shall constitute, and shall at all times be deemed to constitute security for the payment of the Mortgage Note additional to any and all security which may have been given heretofore or which may be given or granted in the future, by the Mortgagor, or by any other party or parties.

3. The Mortgagor agrees to pay on time any and all taxes assessed or that may be assessed on the Mortgaged Property; to pay on time any and all taxes assessed or that may be assessed on the mortgaged Property by reason of the purchase, sale, use or importation thereof and to furnish evidence to the Mortgagee, upon request, of payment of all such taxes.

4. The mortgagor shall insure, and shall at all times during the life of this Agreement keep the Mortgaged Property insured, for the market value thereof, against such insurable risks as the Mortgagee shall reasonably require. all such insurance shall be placed in an insurance company or companies satisfactory to the Mortgagee. All rights and benefits of the Mortgagor under the insurance policies shall be duly assigned to the Mortgagee by means of the necessary endorsements, of all said insurance policies shall at all times be in the possession of the Mortgagee.

5. Any compensation, judgment or decree for damages to the Mortgaged Property, and all compensation granted by virtue of condemnation proceedings, or any other kind of judicial proceedings, is hereby irrevocably assigned to the Mortgagee. The mortgagee is hereby authorized to receive all such compensation, as such as any amounts granted by any judgment or decree, and to issue all such receipts, releases and acknowledgments of payment as may be required, and shall apply all such compensation and amounts to the satisfaction of all of Mortgagor's indebtedness to the Bank.

6. The Mortgagor hereby waives any and all rights or exemption from attachment and execution provided for in any law or statue of the Commonwealth of Puerto Rico.

7. The Mortgage secures the payment of the principal of the Mortgage Note; interest up to the amount of $58,000.00 and a credit for expenses, costs, disbursements and attorneys' fees in the amount of $58,000.00

8. Mortgagor admits and acknowledges that this instrument has been signed and executed after all the agreements, covenants and stipulations of the parties hereto were set forth in writing, and that upon the signing and execution of this instrument a true and faithful copy hereof was received by the Mortgagor.

9. The conditions of this obligation are that if the Mortgagor shall perform the conditions above stated according to their terms, then this obligation shall be without force and effect.

      EXECUTED in the Municipality of San Juan, Commonwealth of Puerto Rico, this 16th day of September, 1996.


BANCO POPULAR DE PUERTO RICO

/s/ Sylma Eileen Suarez Correa
-------------------------------
By:   Sylma Eileen Suarez Correa
      Authorized Officer

/s/ Alfred Furnie
--------------------------------
Witness


GLAMOURETTE FASHION MILLS, INC.

/s/ Lou Wenisch
--------------------------------
By:   Lou Wenisch
      Authorized Officer

/s/  Louis Hernandez
--------------------------------
Witness

                              SWORN STATEMENT
                       -----------------------------

      MR. LOU WENISCH  being duly sworn according to law, deposes and says:

      That I am an Authorized Officer of GLAMOURETTE FASHION MILLS, INC. and duly authorized to execute this instrument.

      That GLAMOURETTE FASHION MILLS, INC. is the legal and absolute owner of the personal property described in the preceding Mortgage, of which Mortgage this sworn declaration is a part; that the Mortgaged Property is free from all claims, liens or charges, except the Mortgage of which this sworn declaration is a part; that there does not exist any judgment, or orders of execution against the Mortgagor that may affect the title of the personal property described in the Mortgage; and that the Mortgage is granted for the purpose of securing the obligation described therein and constitutes a just and valid obligation.

/s/ Lou Wenisch
----------------------------
Deponent


AFFIDAVIT NO. 16,668

      Sworn and subscribed to before me by MR. LOU WENISCH, of legal age, married, executive and resident of Murfreesboro, Tennessee, as Authorized Officer of GLAMOURETTE FASHION MILLS, INC., personally known to me at San Juan, Puerto Rico, this 16th day of September, 1996.

/s/ Luis E. Lopez Correa
---------------------------------
Notary Public

SCHEDULE A

GLAMOURETTE FASHION MILLS, INC.
CAPITAL ASSETS
AS OF 08/23/96

ASSETS                                    SERIAL                    CAPITAL
  NO.             DESCRIPTION              NO.       SUPPLIER       VALUE
-----------------------------------------------------------------------------
53952          PADDLE MACHINE 700 LBS.     2100    CTM. INC.      $40,493.59
53983          PADDLE MACHINE 700 LBS.     2101    CTM. INC.       36,801.43
53984          PADDLE MACHINE 700 LBS.     2102    CTM. INC.       36,801.44
53985          PADDLE MACHINE 700 LBS.     2103    CTM. INC.       36,801.44
53986          PADDLE MACHINE 700 LBS.     2104    CTM. INC.       36,801.44
53996          PADDLE MACHINE 700 LBS.     2105    CTM. INC.       35,683.76
53997          PADDLE MACHINE 700 LBS.     2106    CTM. INC.       35,683.77
                                                                  ----------
               SUBTOTAL                                           259,068.87
                                                                  ----------

               SCHELLER TRANSROBOT 2 E14   1290    HENSCHEL        39,105.21
               SCHELLER TRANSROBOT 2 E14   1248    HENSCHEL        39,105.21
               SCHELLER TRANSROBOT 2 E14   1119    HENSCHEL        15,615.21
               SCHELLER TRANSROBOT TR-2    1088    HENSCHEL        22,392.50
               SCHELLER TRANSROBOT TR-2    1089    HENSCHEL        22,392.51
                                                                  ----------
               SUBTOTAL                                           138,610.64
                                                                  ----------

               SCHELLER BS 9GG 36"         1924    TEXTILE MACH.   36,400.00
               SCHELLER BS 9GG 36           592    TEXTILE MACH.   36,400.00
               SCHELLER BS 9GG 32"         1756    TEXTILE MACH.   36,400.00
               SCHELLER BSI 9GG            2900    TEXTILE MACH.   36,400.00
               SCHELLER BSI 9GG            2901    TEXTILE MACH.   36,400.00
                                                                  ----------
               SUBTOTAL                                           182,000.00
                                                                  ----------
               TOTAL                                             $579,677.51
                                                                  ==========

Machines purchased to Textile Machinery to be delivered during
September/October & November, 1996.   $91,000.00 ... 50% of its value paid
with the purchase order.

SCHEDULE B

                           CHATTEL MORTGAGE NOTE
                  ---------------------------------------

AMOUNT:  $579,677.51
MATURITY: ON DEMAND

      FOR VALUE RECEIVED, the undersigned unconditionally promises to pay to the order of BANCO POPULAR DE PUERTO RICO, ON DEMAND, THE PRINCIPAL SUM OF FIVE HUNDRED SEVENTY SEVEN DOLLARS AND FIFTY ONE CENTS ($579,677.51) in lawful money of the United States of America, with interest thereon from the date hereof and until payment in full at a fluctuating annual rate equivalent to the rate of interest published in general circulation newspapers such as The Wall Street Journal as the base rate charged by the largest commercial banks in the United States of America (the Prime Rate). Provided, that in the event of more than one such published rate on any given en date, the highest of such rates that legally may be charged to the undersigned in accordance with the applicable laws and regulations shall apply. Changes in the interest rate will be effective on the announced effective date of any change in the Prime Rate subject to applicable laws and regulations.

      In the event of recourse to the courts to enforce collection of the whole or any portion of the amount of this note, the undersigned agrees to pay at the time of filing of proceedings to enforce collection the liquidated amount of FIFTY EIGHT THOUSAND DOLLARS ($58,000.00) to cover court costs, expenses and reasonable attorneys' fees.

      Payment of this note has been secured by a chattel mortgage lien on the personal property described in affidavit number 16,668, executed on this same date before Notary Public Luis E. Lopez Correa.

      Presentation for payment, protest, notice of default or nonpayment as well as any statute of limitations that may benefit the undersigned are hereby expressly waived.

      San Juan, Puerto Rico, this 16th day of September, 1996.

GLAMOURETTE FASHION MILLS, INC.

/s/ Lou Wenisch
---------------------------------
Lou Wenisch
Authorized Officer

AFFIDAVIT NUMBER  16,667

Subscribed to before me by Mr. Lou Wenisch, of legal age, married, executive and resident of Murfreesboro, Tennessee, in his capacity as Authorized Officer of GLAMOURETTE FASHION MILLS, INC., personally known to me at San Juan, Puerto Rico, this 16th day of September, 1996.

/s/ Luis E. Lopez Correa
---------------------------------
Notary Public
PLEDGE AGREEMENT

      Pursuant to a certain Financing Agreement (the "Agreement") entered into on June 1, 1995, as amended, by and between GLAMOURETTE FASHION MILLS, INC. (Borrower) and BANCO POPULAR DE PUERTO RICO (the Bank), the undersigned hereby pledges, assigns, delivers and transfers to the Bank the following collateral security:

      (i) Chattel Mortgage Note in the principal sum of $579,677.51 payable to the order of the Bank, guaranteed with chattel mortgage constituted pursuant to affidavit number 16,668 executed on this same date before Notary Public Luis E. Lopez Correa.

      All capitalized terms not otherwise defined herein shall have the respective meaning assigned to them in the Agreement. Upon an occurrence of an Event of Default of Borrower under the Agreement or in any other agreement with the Bank (the other Agreements), then and in any such event the amounts owed to the Bank pursuant to the Agreement and the other Agreements shall forthwith become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.

      The Mortgage securing the payment of the Mortgage Note herein delivered in pledge shall remain in full force and effect until Borrower pays in its entirety all the sums owed to the Bank under the Agreement and under the other Agreements together with the interest. provided, that in the event of noncompliance by Borrower in the performance of any obligation with the Bank under the Agreement and under the other Agreements, it shall empower the Bank to foreclose directly any of the Mortgage securing the payment of the Mortgage Note and collect the amounts owed without it being necessary to foreclose first the pledge herein delivered.

      In aid of the rights granted to the Bank hereof it is further stipulated and agreed by the parties that the Bank, as holder for value and in due course of the Mortgage Note delivered in pledge, is hereby vested with an interest thereto, with full power to pass such interest to any persons, by delivery or endorsement, and the Bank or any other holder of the said Mortgage Note may collect the same in their own name by judicial proceedings or otherwise, and by foreclosure of the Mortgage securing their payment simultaneously with foreclosure on the pledge.

      Borrower agrees to deliver to the Bank additional collateral security acceptable to the Bank, or to make payments on account to is satisfaction, should the market value of all such collateral held by the Bank at any time suffer any decline. Borrower hereby gives to the Bank a lien for the amount for all such obligations and liabilities upon all securities or other property now or at any time hereafter given unto or left in the possession of the Bank by Borrower, whether for the express purpose of being used by the Bank as collateral security, or for any other or different purpose and also upon any balance of any deposit account of Borrower with the Bank.

      No failure or delay on the part of the Bank in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise or the exercise of any other right, power or remedy hereunder or under any other agreement or applicable law. The remedies provided by law or in any other agreement.

      No amendment, modification, termination, or waiver of any provision of this Pledged Agreement nor consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      This Pledge Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Puerto Rico. Any provision of it which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceablity without invalidating the remaining provisions hereof or thereof.

      Whenever used herin, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

      This Pledge Agreement constitutes the entire agreement between the parties. None of the terms, conditions or provisions contained in this Agreement may by changed, modified or deleted, except by an instrument executed by the parties.

      IN WITNESS WHEREOF, the parties execute this Agreement at San Juan, Puerto Rico, on the date mentioned hereinbelow.

GLAMOURETTE FASHION MILLS, INC.



By:/s/ Lou Wenisch
------------------------------------
 Lou Wenisch
Officer Authorized

AGREED AND ACCEPTED:
BANCO POPULAR DE PUERTO RICO

By:/s/ Sylma Eileen Suarez Correa
------------------------------------
Sylma Eileen Suarez Correa
Authorized Officer

AFFIDAVIT NO.:  16,666

      Subscribed to before me by Mr. Lou Wenisch, of legal age, married, executive and resident of Murfreesboro, Tennessee, as Authorized Officer of GLAMOURETTE FASHION MILLS, INC.; and by Mrs. Sylma Eileen Suarez Correa, of legal age, married, a banker and resident of Guaynabo, Puerto Rico, as authorized officer of BANCO POPULAR DE PUERTO RICO, both personally known to me at San Juan, Puerto Rico, this 16th day of September, 1996.

/s/ Luis E. Lopez Correa
---------------------------------
Notary Public